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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of report (Date of earliest event reported): June 28, 2006

                              FIRST IPSWICH BANCORP
             (Exact name of registrant as specified in its charter)

        Massachusetts                333-114018               04-2955061
 (State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)

     31 Market Street, Ipswich, Massachusetts                     01938
     (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code: (978) 356-3700

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events

On June 28, 2006, First Ipswich Bancorp's principal subsidiary, The First National Bank of Ipswich (the "Bank"), entered into an agreement with its primary Federal banking regulator, The Comptroller of the Currency. The agreement calls for the Bank to achieve higher capital levels, retain competent management, adopt a new strategic plan, adopt an interest rate risk management plan, and improve liquidity.

The agreement is filed herewith as Exhibit 99.1 and is incorporated herein by reference. The foregoing description of the agreement is qualified in its entirety by reference to the text of the agreement.


Item 9.01   Financial Statements and Exhibits

(c) Exhibits

Exhibit No.     Description
-----------     -----------

Exhibit 99.1 Agreement by and between The First National Bank of Ipswich and The Comptroller of the Currency.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRST IPSWICH BANCORP

Date: June 29, 2006                       By: /s/ Timothy L. Felter
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                                              Timothy L. Felter
                                              Senior Vice President and
                                              Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit No.     Exhibit Description
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99.1            Agreement by and between The First National Bank of Ipswich and
                The Comptroller of the Currency.